SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation Third Quarter 2018 November 16, 2018

Disclaimer 2 This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believe,” “expect,” “hope,” “anticipate,” “estimate,” “intend,” “plan,” “assume”, “goal”, “seek” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including interest rate policies of the Federal Reserve, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions; (2) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge- offs, and provisions for credit losses; (3) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.-based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and the eventual exit of the United Kingdom from the European Union; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) the pursuit of protectionist trade or other related policies by the U.S. and/or other countries; (6) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (7) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (8) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its ability to continue to receive dividends from its subsidiaries or other investments; (9) changes in credit ratings assigned to SHUSA or its subsidiaries; (10) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (11) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower or collateral; (12) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the acceptance of such products and services by customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (13) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA; (14) consumers and small businesses may decide not to use banks for their financial transactions, which could impact our net income; (15) Santander Consumer USA Inc.’s (“SC’s”) agreement with Fiat Chrysler Automobiles US LLC (“FCA”) may not result in currently anticipated levels of growth, is subject to performance conditions that could result in termination of the agreement, and is also subject to an option giving FCA the right to acquire an equity participation in the Chrysler Capital portion of SC’s business; (16) changes in customer spending or savings behavior, including changes due to recently enacted tax legislation; (17) the ability of SHUSA and its third-party vendors to convert and maintain SHUSA’s data processing and related systems on a timely and acceptable basis and within projected cost estimates; (18) loss of customer deposits that could increase our funding costs; (19) SHUSA's ability to control operational risks, data security breach risks, outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber attacks,

Disclaimer (cont.) 3 technological failure, human error, fraud or malice, and the possibility that SHUSA's controls will prove insufficient, fail or be circumvented; (20) the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) changes to income tax laws and regulations; (22) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters; (23) the costs and effects of regulatory or judicial proceedings, including possible business restrictions resulting from such proceedings; and (24) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), Santander Consumer Holdings USA, Inc. (“SC”) or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA") (the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company (“IHC”). Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. Effective July 2, 2018, Santander transferred Santander Asset Management, LLC ("SAM") to SHUSA. The contribution of SAM to the Company transferred approximately $5.4 million of assets, $1.0 million of liabilities, and $4.4 million of equity to SHUSA. Although SAM is an entity under common control, its results of operations, financial condition, and cash flows are immaterial to the historical financial results of SHUSA. As a result, SHUSA elected to report the results of SAM on a prospective basis beginning July 2, 2018. As a result of the 2017 contribution of SFS in 2017 and SAM in 2018, SHUSA's net income is understated $1.0 million and $5.3 million for the nine-month period ended September 30, 2018 and 2017, respectively, and a contribution to stockholder's equity of $4.4million and $322.1 million was recorded on July 2, 2018, and July 1, 2017, respectively, which are immaterial to the overall presentation of the Company's financial statements for each of the periods presented.

Introduction 4 SHUSA is a bank holding company (“BHC”) wholly owned by Santander (NYSE: SAN) Santander • SHUSA and its subsidiaries consist of: Investment Santander Securities Bank • Well-established banking franchises in the Northeast U.S. and Puerto Rico • A nationwide auto finance business • An international private banking business • A wholesale broker-dealer in New York • Headquartered in Boston • Regulated by the Federal Reserve • SEC registered1 Santander Banco Consumer Santander • Bloomberg ticker: SOV USA International NYSE: SC • Website www.santanderus.com Santander Puerto Rico 1SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com.

Corporate Structure1 5 SHUSA is the intermediate holding company (“IHC”) for Santander’s U.S. operations Santander 100% ownership SHUSA $131.6BN Assets ~68.3% ownership SBNA SC BSI BSPR2 SIS $74.2BN Assets $42.8BN Assets $5.9BN Assets $5.2BN Assets $1.6BN Assets Retail Bank Auto Finance Private Banking Retail Bank Broker Dealer 1Balances as of September 30, 2018. 2Banco Santander Puerto Rico.

3Q 2018 Highlights and Subsequent Events 6 • Net income of $239MM1 for 3Q18; net income of $859MM1 for 9M18 • Continued resolution of legacy regulatory issues: • On August 16, 2018, the Federal Reserve terminated the 2015 Written Agreement with SHUSA which addressed governance, risk management, and capital planning • On August 29, 2018, the OCC terminated a 2015 consent order with SBNA regarding a legacy product (Sovereign Identity Protector) • $1.0BN reduction in SHUSA public securities through early redemptions of non-TLAC2 debt and preferred stock in 3Q18 and October • $685MM of auto loans originated by SBNA in 3Q18 under program with SC • SBNA’s net interest margin (“NIM”) of 3.18% for 3Q18 remains above FBO peers and close to regional peer median • SC demonstrated strong access to the asset-backed securities (“ABS”) market through the issuance of 3 ABS transactions totaling $4.5BN in 3Q18 1Includes noncontrolling interest. Refer to page 24 for additional detail. 2TLAC = Total Loss Absorbing Capacity

7

3Q 2018 Executive Summary[1]

Earnings

- 3Q18 net income of $239MM[2] vs. $236MM[2,3] for 3Q17
- 9M18 net income of $859MM[2] vs. $676MM[2,3] for 9M17
- SBNA NIM of 3.18% for 3Q18 vs 2.88% for 3Q17

Balance Sheet

- SHUSA's balance sheet increased QoQ from $130.1BN to $131.6BN due to growth in commercial and industrial ("C&I"), residential mortgage, and auto loans at SBNA
- Loan growth at SBNA funded through deposits and Federal Home Loan Bank ("FHLB") borrowings

Liquidity and Funding

- SHUSA, on an unconsolidated basis, held $3.7BN in high-quality liquid assets ("HQLA")
- SHUSA maintains an LCR[4] in excess of regulatory requirements
- In 3Q18, SHUSA early redeemed $0.6BN of non-TLAC debt
- On October 7, 2018, SHUSA early redeemed its $0.15BN of trust preferred securities

Capital

- CET1[5] ratio of 15.69% as of 3Q18
- In 3Q18, SHUSA paid a regular dividend of $75MM and a special dividend of $250MM
- On August 15, 2018, SHUSA completed the redemption of its $0.2BN of preferred stock
- In 3Q18, SC completed $50MM of its approved $200MM stock buyback program

Credit Quality

- SBNA's credit metrics remain in line with large bank peers
- SC's gross and net charge-offs declined YoY by 60bps and 50bps, respectively
- SC's >59 days delinquent ratio declined 30bps YoY
- SC's troubled debt restructuring ("TDR") balances have declined $0.55BN since 4Q17

[1]Data as of September 30, 2018 unless otherwise noted.
[2]Includes noncontrolling interest. Refer to page 24 for additional detail.
[3]Prior period figures have been revised according to footnote 1 of SHUSA's Form 10-Q filed on November 13, 2018
[4]Liquidity coverage ratio.
[5]Common equity Tier 1.

Santander

Quarterly Profitability1,2,3 8 SHUSA net income improved on a YoY basis Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) 1,250 2,000 1,015 1,607 962 970 1,551 1,550 1,592 1,599 1,000 910 1,500 750 562 1,000 500 500 250 0 0 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Pre-Tax Income/(Loss) ($MM) Net Income ($MM)1 400 360 550 528 300 282 400 356 349 260 329 236 239 250 200 100 100 -50 3Q17 4Q17 1Q18 2Q18 3Q18 0 -200 (132) 3Q17 4Q17 1Q18 2Q18 3Q18 1Net income includes noncontrolling interest. Refer to page 24 for additional detail. 2Prior period figures have been revised according to footnote 1 of SHUSA’s Form 10-Q filed on November 13, 2018. 3See Page 22 for the consolidating income statement.

NIM and Interest Rate Risk (IRR) Sensitivity 9 • SBNA’s NIM has improved 30bps YoY due to balance sheet optimization actions • SHUSA remains asset sensitive and positioned to benefit from higher interest rates 2 NIM SHUSA IRR (Change in annual net interest income for parallel rate movements)

Balance Sheet Overview1,2 10 SHUSA’s balance sheet reflects the combination of banks funded by core deposits and an auto finance company financed with diversified funding sources $107.9BN Liabilities $131.6BN Assets $23.7BN Equity Home Money Market Deposit 3 Equity CRE Accounts (“MMDA”) Residential Multi-Family Mortgage 7% 20% 4% 6% Non Interest-Bearing Demand Deposits 7% (“NIB DDA”) Goodwill 12% 4% C&I Equity 17% 18% Other Assets 6% 5% Savings Cash 5% 1% Other 6% Loans Interest-Bearing Other 4% Demand Deposits Liabilities 9% 1% 5% (“IB DDA”) 12% Investments FHLB 7% 4% Auto Leases Certificates Other of Deposit 21% Borrowings 18% Revolving Credit Auto Loans Secured Facilities Structured Financings 1Balances as of September 30, 2018. 3Commercial Real Estate (“CRE”). 2See page 23 for the consolidating balance sheet.

Balance Sheet Trend 11 2018 balance sheet trend reflects loan and lease growth funded by deposit growth and reduced investment portfolio Assets ($BN) Liabilities and Equity ($BN) $132 $132 $128 $129 $130 $132 $128 $129 $130 $132 $8 $7 $8 $6 $7 $15 $20 $17 $17 $17 $46 $45 $46 $47 $46 $16 $15 $16 $15 $15 $86 $83 $83 $82 $85 $41 $39 $38 $39 $42 $5 $5 $5 $5 $5 $10 $11 $11 $12 $13 $23 $24 $24 $24 $24 $11 $11 $11 $10 $10 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Short Term Funds Gross Loans Other Assets IB Deposits Borrowed Funds Equity Investments Leases NIB Deposits Other Liabilities

12 Balance Sheet Trend (cont.) • 2018 loan increase primarily due to SBNA C&I, residential mortgage, and auto loans1 • Deposit growth in core customers Loans and Leases ($BN) Deposits ($BN) $96 $99 $94 $94 $93 $62 $15 $16 $61 $62 $62 $61 $15 $15 $15 $16 $16 $17 $17 $15 $15 $15 $18 $17 $17 $9 $8 $9 $8 $23 $9 $22 $22 $22 $21 $6 $6 $6 $6 $6 $28 $26 $26 $26 $27 $25 $25 $26 $25 $25 $10 $11 $11 $12 $13 $6 $5 $6 $6 $6 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Res. Mtg C&I Leases NIB DDA Savings Time CRE Auto Other IB DDA MMDA Other 1See slides 33 and 34 for trend detail on SBNA loan portfolio

Borrowed Funds Profile1 13 Public issuances consist of SHUSA unsecured debt and SC ABS SHUSA Consolidated ($BN) SHUSA HOLDCO ($BN) $41.5 $38.8 $7.5 SHUSA Debt $8.1 SC ABS $19.7 $18.6 $8.1 SHUSA Debt $7.5 $5.2 SC Private Amortizing $5.7 SC 3rd Party $5.6 All Other $4.6 $1.8 $3.5 2Q18 3Q18 2Q18 3Q18 SBNA ($BN) SC ($BN) $3.4 $31.9 $33.5 FHLB 0.8% ABS $18.6 $19.7 $1.6 $3.1 FHLB $1.3 Private Amortizing $5.7 $5.2 rd 3 Party Revolving $4.1 $5.4 Bank Debt Repurchase Agreement $0.4 $0.2 $0.3 $0.3 Intragroup2 $3.1 $3.0 2Q18 3Q18 2Q18 3Q18 1As of September 30, 2018. 2Intragroup balance includes lending from SHUSA to SC, which is eliminated at the consolidated level.

SHUSA Public Securities 14 • From 4Q17 through 10/31/18 SHUSA’s public securities have been reduced by $1.4BN through early redemptions and maturities SHUSA Public Securities Outstanding1 2 1Chart includes preferred stock ($0.2BN). Chart does not include SHUSA private placements ($1.5BN) Dollars in billions

SHUSA Issuance and TLAC Rule 15 • SHUSA, as the IHC of a foreign G-SIB, is required to meet the Federal Reserve requirements for TLAC and long term debt (“LTD”) by January 1, 2019 • As of 3Q18 SHUSA has $5.6BN of TLAC eligible LTD outstanding • $1.6BN1 of debt issued prior to 2017 grandfathered under the TLAC rule • $4.0BN of debt issued from 1Q17 through 3Q18 SHUSA TLAC eligible issuances 2.5 0.5 1.1 1.1 0.4 2015 2016 2017 YTD2018 10 year 5 year 4NC3 1$1.0BN 5 year issued in 2015 due 2020 receives 50% TLAC credit since it is under 2 years to maturity

16 SHUSA Debt Maturity Profile (as of 10/31/18) • SHUSA, on an unconsolidated basis, held $3.5BN in HQLA as of 10/31/18 $1.8 $0.4 Sr. $1.3 L+100 $0.4 $1.4 Sr. $1.1 $1.05 L+100 $1.0 $0.9 $0.7 $1.0 Sr Sr Sr Sr Sr Sr Debt Debt Debt Debt Debt Debt L+100 2.65% 3.70% 3.40% 4.50% 4.40% $0.2 2.70% 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028

Capital Ratios1,2 17 SHUSA capital ratios remain at the top of peers3 CET1 Tier 1 Leverage Ratio 2 16.4% 16.6% 16.3% 15.7% 15.7% 14.2% 14.4% 14.6% 14.2% 13.4% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 19.9% 19.1% 19.5% 19.5% 17.8% 18.3% 17.9% 18.7% 17.4% 17.1% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. 2Prior period capital ratios have not been revised for the corrections disclosed in footnote 1 of SHUSA’s Form 10-Q filed on November 13, 2018. The impact on all prior periods was immaterial to each ratio. 2See page 25 for comparison of SHUSA capital ratios to peers.

Asset Quality: SBNA 18 SBNA asset quality metrics remain in line with large bank peers Annualized Net Charge off Ratio NPL Ratio1 0.91% 1.00% 1.50% 1.28% 1.22% 1.25% 1.20% 1.20% 1.13% 0.80% 1.20% 1.06% 1.07% 1.05% 1.16% 0.60% 0.45% 0.90% 1.12% 1.12% 1.06% 0.43% 0.44% 0.41% 0.44% 0.40% 1.02% 0.37% 0.36% 0.35% 0.96% 0.91% 0.40% 0.60% 0.83% 0.79% 0.41% 0.20% 0.34% 0.30% 0.25% 0.27% 0.21% 0.24% 0.00% 0.14% 0.14% 0.00% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Large Banks SBNA Large Banks SBNA ALLL2 to Total Loans Reserve Coverage (ALLL/NPL) 1.50% 200.0% 1.26% 1.22% 1.20% 1.17% 1.16% 1.13% 1.16% 1.12% 149.03% 1.20% 1.06% 134.5% 143.5% 150.0% 120.1% 124.4% 126.8% 110.4% 109.0% 114.1% 1.16% 1.13% 0.90% 1.07% 1.06% 1.06% 1.11% 1.10% 1.09% 1.02% 100.0% 0.60% 100.2% 100.3% 104.3% 101.4% 91.4% 94.7% 88.2% 96.7% 50.0% 85.1% 0.30% 0.00% 0.0% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Large Banks SBNA Large Banks SBNA **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”). 2ALLL = Allowance for loan and lease losses.

Asset Quality: SC – Loss and Delinquency 19 • YoY gross charge-offs decreased 60 basis points while YoY net charge-offs decreased 50 basis points • YoY 30-59 day delinquency rates increased 30 basis points while YoY >59 day delinquency rates decreased 30 basis points Credit: Individually Acquired Retail Installment Contracts, Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 23.0% 120.0% Held for Investment 12.0% 11.4% 19.2% 110.0% 18.2% 18.5% 10.5% 17.6% 10.2% 18.0% 9.6% 100.0% 10.0% 8.9% 15.2% Gross Charge- 90.0% off Ratio 8.0% 13.0% 80.0% 6.3% 10.3% Net Charge-off 5.8% 6.0% 5.5% 9.3% 8.3% 8.8% Ratio 30-59 70.0% 4.4% 4.5% 8.0% 6.1% 4.0% 60.0% Recovery Rate >59 (as % of 60.2% 55.0% 50.0% recorded 3.0% 2.0% 48.8% 50.0% investment) 46.3% 40.0% 0.0% -2.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 30.0% Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 *Prior periods have been revised according to the form 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details. SOURCE: SC Third Quarter 2018 Presentation in Form 8-K filed on October 31, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

Rating Agencies 20 On August 9, 2018, S&P affirmed SHUSA’s ratings at BBB+/A-2 and SBNA’s 2 ratings at A-/A-2. The outlook for both remains Stable. On December 14, 2017, Moody’s upgraded SBNA’s long-term rating by 1 notch from Baa2 to Baa1. SHUSA’s ratings were not impacted. On July 19, 2018, Fitch affirmed the ratings for SHUSA and SBNA at BBB+/F-2 and the outlook at Stable. SBNA SHUSA Santander October 2018 Te S&P Moody’s Fitch S&P Moody’s Fitch S&P Moody’s Fitch Short Term A-2 P-1 F-2 A-2 N/A F-2 A-1 P-1 F-1 Deposits Senior Debt A- Baa1 BBB+ BBB+ Baa3 BBB+ A A2 A Outlook Stable Stable Stable Stable Stable Stable Stable Stable Stable

Appendix

Consolidating Income Statement 22 For the three-month period ended September 30, 2018 (1) (2) (US $ Millions) SBNA SC Other IHC Entities SHUSA Interest income $ 640 $ 1,284 $ 8 $ 111 $ 2,043 Interest expense (119) (286) (27) (12) (444) Net interest income 521 998 (19) 99 1,599 Fees & other income/(expense) 120 614 - 88 822 Equity investment income 2 - - - 2 Other non interest income (1) - - (1) (2) Net revenue/(loss) 642 1,612 (19) 186 2,421 General & administrative expenses (459) (713) (79) (160) (1,411) Other expenses (25) (4) (10) (1) (40) Provision for credit losses (11) (598) (3) (9) (621) Income/(loss) before taxes 147 297 (111) 16 349 Income tax (expense)/benefit (33) (65) 2 (14) (110) Net income/(loss) 114 232 (109) 2 239 Less: Net Income Attributable to NCI - 72 - - 72 Net income Attributable to SHUSA $ 114 $ 160 $ (109) $ 2 $ 167 1Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. 2The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality.

23

Consolidating Balance Sheet

(US $ millions)	September 30, 2018				
	SBNA	SC	Other[1]	IHC Entities[2]	SHUSA
Assets					
Cash and cash equivalents	$ 2,917	$ 81	$ (134)	$ 3,642	$ 6,506
Investments available-for-sale at fair value	10,453	-	247	1,061	11,761
Investments held-to-maturity	2,826	-	-	-	2,826
Other investment securities[3]	709	-	-	35	744
Loans	49,697	28,314	(246)	7,297	85,062
Less ALLL	(531)	(3,475)	176	(127)	(3,957)
Total loans, net	49,166	24,840	(70)	7,170	81,106
Goodwill	3,403	74	967	-	4,444
Other assets	4,728	17,811	494	1,208	24,241
Total assets	$ 74,202	$ 42,806	$ 1,504	$ 13,116	$ 131,628
Liabilities and Stockholder's Equity					
Deposits	$ 55,751	$ -	$ (3,434)	$ 8,625	$ 60,942
Borrowings and other debt obligations	3,422	33,503	4,289	304	41,518
Other liabilities	1,788	2,162	41	1,446	5,437
Total liabilities	60,961	35,665	896	10,375	107,897
Stockholder's equity including noncontrolling interest	13,241	7,141	608	2,741	23,731
Total liabilities and stockholder's equity	$ 74,202	$ 42,806	$ 1,504	$ 13,116	$ 131,628

[1]Includes holding company eliminations, IHC eliminations and purchase accounting marks related to SC consolidation.
[2]The entities acquired in the formation of the IHC are presented within "other" in SHUSA's financial statement segment presentation due to immateriality.
[3]Other investment securities include trading securities.

Santander

Quarterly Trended Statement of Operations1 24 (US $ Millions) 3Q17 4Q17 1Q18 2Q18 3Q18 Interest income $ 1,987 $ 1,913 $ 1,930 $ 2,001 2,043 Interest expense (380) (362) (380) (409) (444) Net interest income 1,607 1,551 1,550 1,592 1,599 Fees & other income 788 669 804 813 822 Equity investment (expense)/income 1 28 (2) 6 2 Other non interest income 7 (19) (1) - (2) Net revenue 2,403 2,230 2,351 2,411 2,421 General & administrative expenses (1,344) (1,575) (1,406) (1,417) (1,411) Other expenses (44) (93) (36) (32) (40) Provision for credit losses (686) (694) (554) (434) (621) Income before taxes 329 (132) 356 528 349 Income tax (expense)/benefit (93) 414 (96) (168) (110) Net income $ 236 $ 282 $ 260 $ 360 $ 239 Less: Net Income Attributable to NCI 75 180 75 104 72 Net income Attributable to SHUSA $ 161 $ 102 $ 185 $ 256 $ 167 1Prior period figures have been revised according to footnote 1 of SHUSA’s Form 10-Q filed on November 13, 2018.

25 Capital Ratios Peer Comparison (as of 9/30/18) CET1 Tier 1 Risk-Based Capital 2 Total Risk-Based Capital Tier 1 Leverage - - - - Peer Median Peer data from SNL Peers: ALLY, BBT, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, STI, TD

Non-GAAP to GAAP Reconciliations1 26 $ Millions 3Q17 4Q17 1Q18 2Q18 3Q18 SHUSA Pre-Tax Pre-Provision Income Pre-tax income, as reported $ 329 $ (132) $ 356 $ 528 $ 349 Add back: Provision for credit losses 686 694 554 434 621 Pre-tax pre-provision Income $ 1,015 $ 562 $ 910 $ 962 $ 970 1Prior period figures have been revised according to footnote 1 of SHUSA’s Form 10-Q filed on November 13, 2018.

27 Non-GAAP to GAAP Reconciliations (cont.)1 $ Millions 3Q17 4Q17 1Q18 2Q18 3Q18 CET 1 to Risk-Weighted Assets CET 1 capital $ 15,639 $ 16,334 $ 16,310 $ 16,605 $ 16,471 Risk-weighted assets 99,735 99,470 97,611 101,540 104,988 Ratio 15.7% 16.4% 16.7% 16.4% 15.7% Tier 1 Leverage Tier 1 capital $ 17,361 $ 17,777 $ 17,870 $ 18,232 $ 17,935 Average total assets for leverage capital purposes 129,710 125,613 124,573 125,259 126,656 Ratio 13.4% 14.2% 14.3% 14.6% 14.2% Tier 1 Risk-Based Tier 1 capital $ 17,361 $ 17,777 $ 17,870 $ 18,232 $ 17,935 Risk-weighted assets 99,735 99,470 97,611 101,540 104,988 Ratio 17.4% 17.9% 18.3% 18.0% 17.1% Total Risk-Based Risk-based capital $ 19,083 $ 19,440 $ 19,520 $ 19,941 $ 19,665 Risk-weighted assets 99,735 99,470 97,611 101,540 104,988 Ratio 19.1% 19.5% 20.0% 19.6% 18.7% 1Prior period capital ratios have not been revised for the corrections disclosed in footnote 1 of SHUSA’s Form 10-Q filed on November 13, 2018. The impact on all prior periods was immaterial to each ratio.

SBNA: Quarterly Profitability 28 Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) NII Net Interest Margin 600 200 2 521 2 499 497 501 516 200 500 160 156 158 400 150 3.19% 300 3.10% 3.18% 100 2.97% 2.88% 69 200 50 100 0 0 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Pre-Tax Income ($MM) Net Income/(Loss) ($MM) 125 117 115 114 175 166 106 148 147 100 150 133 75 125 50 100 25 75 0 50 -25 3Q17 4Q17 1Q18 2Q18 3Q18 25 18 -50 0 (57) 3Q17 4Q17 1Q18 2Q18 3Q18 -75 US $ millions 1See non-GAAP to GAAP reconciliation of pre-tax pre-provision income.

SBNA: Quarterly Trended Statement of Operations 29 2

SBNA: Quarterly Average Balance Sheet 30 Quarterly Averages

SBNA: Funding – Deposits* 31 Average Non-Maturity Deposit Balances1 ($Bn) Average Total Deposit Balances1 ($Bn) 2 0.75% 0.85% $48.4 $48.1 $48.0 $48.1 $47.7 0.70% 0.80% $52.9 $53.2 $52.8 $53.1 $53.0 0.61% 0.65% 0.75% 0.70% 0.60% 0.55% 0.70% 0.55% 0.63% 0.65% 0.50% 0.60% 0.44% 0.45% 0.52% 0.55% 0.35% 0.40% 0.50% 0.43% 0.31% 0.35% 0.45% 0.38% 0.30% 0.40% 0.25% 0.35% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Non-Maturity Deposit Balances Avg. Interest Cost Total Deposits Avg. Interest Cost *SBNA total deposits less the SHUSA cash deposit held at SBNA. 1Represents average quarterly balances.

SBNA: Asset Quality 32 NPLs Criticized Balances1 -15% $ MM Criticized Balances Criticized Ratio $ MM $615 $613 $618 -14% $583 $565 $570 $517 $522 $523 $2,337 $2,108 $2,018 $2,008 $2,011 $2,008 $1,969 $1,945 $1,796 4.42% 4.22% 4.13% 4.18% 4.11% 4.03% 3.87% 4.01% 3.68% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Delinquency2 Texas Ratio3 3 13.11% 12.93% Texas Ratio4 Deliquency 12.11% 0.80% 0.81% 11.38% 0.77% 0.75% 10.97% 10.69% 0.73% 0.74% 0.72% 0.70% 10.19% 0.69% 9.49% 9.27% 9.60% 9.50% 9.20% 9.00% 8.90% 8.50% 0.55% 8.00% 8.10% 7.76% 0.50% 0.52% 0.51% 0.47% 0.45% 0.49% 0.39% 0.41% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Large Banks SBNA Large Banks SBNA **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1Criticized = loans that are categorized as special mention, substandard, doubtful, or loss. 2Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 3See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio.

SBNA: Asset Quality (cont.) 33 Mortgages Home Equity $8.9 $8.2 $8.6 $5.9 $5.9 $5.8 $5.8 $5.7 $5.7 $7.9 $5.6 $5.5 $5.4 $7.2 $7.4 $6.7 $7.0 $6.8 2.3% 2.3% 1.7% 1.7% 1.7% 1.8% 1.8% 1.8% 1.9% 1.8% 1.8% 2.2% 1.9% 1.8% 1.6% 1.4% 1.2% 1.1% 0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.3% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 CRE1 Santander Real Estate Capital (SREC) $9.8 $9.3 $9.1 $8.8 $8.7 $5.4 $5.5 $5.4 $5.5 $8.7 $8.4 $8.5 $8.4 $5.4 $5.2 $5.1 $5.3 $5.3 1.1% 1.0% 0.8% 0.8% 0.4% 0.5% 0.5% 0.5% 0.5% 0.4% 0.1% 0.1% 0.0% 0.0% 0.1% 0.1% 0.1% 0.3% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% -0.2% -0.1% -0.2% -0.1% 0.1% 0.1% 0.0% 0.0% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Outstandings NPLs to Total Loans Net Charge-Offs* *NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions 1CRE is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included in separate graph).

34

SBNA: Asset Quality (cont.)

Commercial Banking[1]


$12.2
$12.0
$11.5
$11.7
$11.6
$11.6
$10.9
$11.4
$11.7
1.1%
1.3%
1.5%
1.6%
1.4%
1.7%
1.5%
1.0%
0.8%
0.1%
0.6%
0.7%
0.8%
0.8%
0.3%
0.4%
0.2%
0.1%
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

Global Corporate Banking


$8.4
$7.9
$6.8
$5.7
$5.2
$4.7
$4.7
$5.3
$5.4
0.8%
0.4%
0.4%
1.2%
0.7%
1.3%
1.3%
1.2%
1.1%
0.3%
0.0%
0.1%
0.6%
0.0%
0.3%
0.3%
0.0%
0.0%
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

Other Commercial[2]


$3.0
$3.0
$2.9
$3.0
$2.8
$2.8
$2.8
$2.7
$2.6
2.4%
2.3%
2.1%
2.1%
2.2%
2.4%
2.4%
2.6%
2.7%
0.8%
0.8%
0.7%
0.6%
0.6%
0.7%
0.6%
0.6%
0.6%
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

Other Consumer[3]


$1.6
$1.6
$1.5
$1.5
$1.6
$1.6
$1.6
$1.5
$2.1
2.9%
3.1%
3.4%
3.7%
3.8%
3.7%
4.0%
4.2%
4.0%
1.8%
1.9%
1.8%
1.8%
1.7%
1.7%
1.7%
1.5%
1.0%
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18

Outstandings — NPLs to Total Loans — Net Charge-Offs

US $ Billions

[1]Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non-Core Commercial, Chrysler Auto Finance, Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere.

[2]Other Commercial = All other Commercial Business segments.

[3]Other Consumer = Direct Consumer, Indirect Consumer, Recreational Vehicle/Marine, Indirect Chrysler, Credit Cards, SFC, & Retail run-off.

Santander

SBNA: Capital Ratios1 35 CET1 Tier 1 Leverage Ratio 18.2% 18.7% 18.2% 14.2% 14.4% 18.1% 17.3% 13.7% 13.9% 14.1% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio 18.7% 19.9% 18.1% 18.2% 18.2% 19.2% 19.4% 19.3% 17.3% 18.4% 3Q17 4Q17 1Q18 2Q18 3Q18 3Q17 4Q17 1Q18 2Q18 3Q18 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA: Non-GAAP to GAAP Reconciliations 36

37 SBNA: Non-GAAP to GAAP Reconciliations (cont.) 1Mortgage servicing rights.

38 SBNA: Non-GAAP to GAAP Reconciliations (cont.)

39

SC: Auto Industry Analysis

SEVERITY

Used Vehicle Indices[1]

Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted


Manheim (Left Axis)
JDP Used-Vehicle Price Index (Right Axis)
145
140
135
130
125
120
115
110
135
130
125
120
115
110
105
100
139.7
123.2
Sep-13
Sep-14
Sep-15
Sep-16
Sep-17
Sep-18

SC Recovery Rates[2]

%


SC Auction Only Recovery Rate
SC Auction Plus Recovery Rate (Quarterly)
60%
55%
50%
45%
40%
35%
48.8%
45.3%
50.1%
50.0%
Sep-13
Sep-14
Sep-15
Sep-16
Sep-17
Sep-18

CREDIT

Industry Net Loss Rates[3]

%


Subprime
Max 13.6%
8.7%
Min 3.3%
Aug-08
Aug-10
Aug-12
Aug-14
Aug-16
Aug-18

Industry 60+ Day Delinquency Rates[3]

%


Subprime
Max 5.9%
5.0%
Min 1.6%
Aug-08
Aug-10
Aug-12
Aug-14
Aug-16
Aug-18

[1] Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted)
[2] Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only
[2] Auction Plus – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts
[3] Standard & Poor's Rating Services (ABS Auto Trust Data – one-month lag on data, as of Aug 31, 2018)

Santander

SOURCE: SC Third Quarter 2018 Presentation in Form 8-K filed on October 31, 2018.
See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

SC: TDR Balance Composition by Vintage 40 TDR balances are down QoQ TDR Balance by Origination Vintage ($ billions) $6.30 $6.31 $6.10 $6.10 $5.89 $5.79 2% $5.76 16% 6% 4% 9% 20% 1% 24% 10% 26% 35% 36% 37% 27% 37% 36% 34% 29% 32% 27% 24% 22% 20% 18% 17% 32% 28% 23% 21% 18% 16% 14% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 2013 & Prior 2014 2015 2016 2017 *Prior periods have been revised according to the 8-K filed on October 31, 2018. See financial supplement on the SC Investor Relations website for further details. SOURCE: SC Third Quarter 2018 Presentation in Form 8-K filed on October 31, 2018. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.